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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): November 27, 2002


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-
                34, Mortgage Pass-Through Certificates, Series
                2002-34).


                                  CWMBS, INC.
         -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                                 333-100418                             95-4449516
---------------------------                    ------------                        -------------------
State of Other Jurisdiction                    (Commission                         (I.R.S. Employer
     of Incorporation)                         File Number)                        Identification No.)



                              4500 Park Granada
                              Calabasas, California                                       91302
                       --------------------------------                                 ----------
                            (Address of Principal                                       (Zip Code)
                              Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

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


Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-34, MORGAN STANLEY & CO. INCORPORATED ("MORGAN"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "MORGAN Computational Materials") for distribution to its potential investors. Although the Company provided MORGAN with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MORGAN Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MORGAN Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 27, 2002.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 22, 2002 and the prospectus supplement dated November 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-34.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1  MORGAN Computational Materials filed on Form SE dated November 27, 2002



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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.




                                                   By: /s/ Darren Bigby
                                                   -----------------------
                                                   Darren Bigby
                                                   Vice President


Dated:  November 27, 2002


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                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1        MORGAN Computational Materials filed on Form SE dated
            November 27, 2002.                                              6

                                 EXHIBIT 99.1
                                 ------------

     MORGAN Computational Materials filed on Form SE dated November 27, 2002.


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